UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

NOVATION HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Florida	001-33090	46-1420443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Elbow Drive, SW, Suite 207 Calgary, Alberta T2S2T6, Canada (Address of principal executive offices) 403-988-2005 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Novation Holdings, Inc., “NOHO”, “Registrant” or the “Company” refer to Novation Holdings, Inc., a Florida corporation.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2014, Registrant entered into an Agreement and Plan of Merger (the “Agreement”) with ACX Technologies, Inc., a Nevada corporation (“ACX”), under which Registrant will merge with and into ACX, which will be the survivor in the merger. A copy of the Agreement and Plan of Merger is filed with this Current Report as Exhibit 2. Prior to the signing of the Agreement, there was no known affiliation or material connection between Registrant and ACX.

Under the terms of the Agreement:

1.

Registrant will merge into ACX, ACX will be the surviving corporation and will continue as a Nevada corporation, and ACX will succeed to the filing obligations of Registrant under the Securities Exchange Act of 1934;

2.

Registrant will file a Schedule 14C Information Statement to disclose the terms and conditions of the merger and other material information to its shareholders. Shareholders holding a majority of the outstanding share votes of Registrant have already approved the Agreement and the merger in writing so the shareholder approval necessary to approve the merger under Florida law has already been obtained.

3.

Common shareholders of Registrant will be entitled to demand dissenters’ rights under Florida law, and the process for doing so will be set forth in the Schedule 14C to be distributed to shareholders of record by Registrant.

4.

All outstanding remaining assets and current operations of Registrant will be disposed of prior to or in the merger transaction and all liabilities of Registrant other than convertible promissory notes already outstanding, will be paid or otherwise discharged prior to the closing of the merger transaction.

5.

All outstanding convertible notes previously issued by Registrant will be converted into pre-merger common stock of Registrant immediately prior to the merger closing in accordance with the conversion provisions of each such convertible note, and then will be exchanged in the merger for common shares of ACX.

6.

All outstanding fully diluted common shares of Registrant at the closing of the merger, including the common shares issued in the conversion of outstanding convertible promissory notes, will be exchanged in the merger on the basis of one new, post-merger share of ACX common stock for each 10,000 pre-merger common shares of Registrant issued and outstanding, with any resulting fractional share being rounded up to the next whole number.  The ACX common shares issuable in the merger to the pre-merger common shareholders of Registrant, including those common shareholders resulting from the pre-merger conversion of Registrant’s outstanding convertible promissory notes, will represent, collectively, ten percent of all of the ACX common stock issued and outstanding immediately upon the closing of the merger.

7.

The currently outstanding Series A Convertible Preferred stock of Registrant will be exchanged, on a one-for one basis, in the merger for Series A Convertible Preferred Stock of ACX having the same rights and privileges as the Series A Convertible Preferred Stock of Registrant.

8.

The common shares of ACX to be exchanged in the merger for the pre-merger common shares of Registrant will be set aside and reserved at the closing date by the transfer agent for ACX and will be distributed, to each pre-merger common shareholder of Registrant at the record date, immediately upon receipt by the transfer agent of a certificate or certificates for the pre-merger common stock, or the pre-merger convertible debt instrument converted into common stock at the merger closing, marked fully paid, or such substitute evidence of ownership of the pre-merger common stock of Registrant, including a lost stock affidavit, as the transfer agent and ACX shall determine to be satisfactory. In the event that any of the shares of ACX common stock set aside and reserved by the transfer agent for that purpose has not been delivered to a former pre-merger common shareholder of Registrant within two (2) years after the closing of the merger, shall be returned to the ACX treasury, as unissued.

9.

ACX will prepare and file a registration statement with the Securities and Exchange Commission, and any applicable state securities regulators, to register the common shares of ACX issued or issuable in the merger to the common shareholders or Registrant.

10.

The Board of Directors of ACX as the surviving entity in the merger, will be set forth in the Certificate of Merger to be filed with Nevada and Florida, but the current Board of Directors and management of Registrant will not continue in their current positions after the merger. The closing of the merger will result in a change of control of Registrant.

The above list of the results of the merger is not exclusive or definitive and reference is made to the Agreement and Plan of Merger, Exhibit 2, for complete details.

The merger is expected to close as soon as the SEC has declared effective the registration statement to be filed by ACX to register the ACX common shares to be issued to the pre-merger common shareholders or Registrant and full compliance with all other regulatory requirements and other conditions to closing, as set forth in the Agreement and Plan of Merger. Registrant anticipates that the merger will be closed no later than the end of October, but under the terms of the Agreement and Plan of Merger, must be closed by December 31, 20145, unless amended by the parties.

Section 8 – Other Events

Item 8.01

Other Events

On September 9, 2014, Registrant issued a press release describing the proposed merger and announcing the signing of the Agreement and Plan of Merger.  A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

      2

Agreement and Plan of Merger dated September 5, 2014 (Exhibits and

Disclosures omitted)

    99

Press release dated September 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION HOLDINGS, INC.

Date: September 9, 2014	By:	/s/ Michael Gelmon
Michael Gelmon
Chairman